HAMILTON INVESTMENT GROUP, INC.

CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2014 and 2013

(Unaudited)

HAMILTON INVESTMENT GROUP, INC.
TABLE OF CONTENTS

(Unaudited)

Page
Consolidated Financial Statements:

Balance Sheets at June 30, 2014 and December 31, 2013	2

Statements of Operations and Retained Earnings for the six months
ended June 30, 2014 and 2013	3

Statements of Cash Flows for the six months ended June 30, 2014	4

Notes to Consolidated Financial Statements

HAMILTON INVESTMENT GROUP, INC.
CONSOLIDATED BALANCE SHEETS
June 30, 2014 and December 31, 2013
(Unaudited)

June 30, 2014		December 31, 2013
ASSETS

Current assets:
Cash and cash equivalents	$2,652,796	$575,414
Accounts receivable	3,929,526	3,173,823
Prepaid expenses	34,943	71,651

Total current assets	6,617,265	3,820,888

Property and equipment, net	4,947,069	4,010,870

Total assets	$11,564,334	$7,831,758

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Bank line of credit	$746,196	$214,376
Current portion of long-term debt	2,428,479	573,965
Accounts payable and accrued liabilities	1,068,062	535,276

Total current liabilities	4,242,737	1,323,617

Long-term debt, net of current portion	-	1,871,327

Total liabilities	4,242,737	3,194,944

Commitments and contingencies

Stockholders' equity:
Common stock: $1 par value, 500 shares authorized,
issued and outstanding	500	500
Additional paid-in capital	9,361	9,361
Retained earnings	7,311,736	4,626,953

Total stockholders' equity	7,321,597	4,636,814

Total liabilities and stockholders' equity	$11,564,334	$7,831,758

The accompanying notes are an integral part of these unaudited consolidated financial statements.

HAMILTON INVESTMENT GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
For the Six Months Ended June 30, 2014 and 2013
(Unaudited)

	2014	2013

Revenues	$ 8,563,500	$ 4,676,564

Cost of Revenues	4,349,474	3,355,434

Gross Profit	4,214,026	1,321,130

Selling, general and administrative expenses	1,483,083	557,549

Income from operations	2,730,943	763,581

Other income and (expenses):
Interest expense	(58,521)	(41,707)
Gain on sale of assets	27,944	-

Total other income and (expenses), net	(30,577)	(41,707)

Net income	2,700,366	721,874

Retained earnings at beginning of period	4,626,953	1,742,958

Distributions	(15,583)	(425,348)

Retained earnings at end of period	$7,311,736	$2,039,484

The accompanying notes are an integral part of these unaudited consolidated financial statements.

HAMILTON INVESTMENT GROUP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six Months Ended June 30, 2014 and 2013
(Unaudited)
2014		2013
Cash flows from operating activities:
Net income	$2,700,366	$721,874
Adjustments to reconcile net income to net
cash provided by operating activates:
Depreciation expense	735,792	422,845
Provision for bad debts	-	9,182
Gain on sale of asset	(27,944)	-
Changes in operating assets and liabilities:
Accounts receivable	(755,703)	(645,215)
Prepaid expenses and other assets	36,708	-
Accounts payable and accrued liabilities	532,786	509,300
Deferred revenue	-	(180,000)

Net cash provided by operating activities	3,222,005	837,986

Cash flows from investing activities:
Proceeds from disposals of equipment	18,000	-
Purchase of property and equipment	(1,491,510)	(1,068,908)

Net cash used in investing activities	(1,473,510)	(1,068,908)

Cash flows from financing activities:
Proceeds from bank line of credit	567,092	476,891
Payments of bank line of credit	(35,272)	-
Proceed from long-term debt	-	-
Payments on long-term debt	(187,350)	(322,967)
Payments on notes payable to a related parties	-	(97,500)
Dividend distributions	(15,583)	(425,348)

Net cash provided by (used in) financing activities	328,887	(368,924)

Net increase (decrease) in cash and cash equivalents	2,077,382	(599,846)

Cash and cash equivalents at beginning of period	575,414	1,123,250

Cash and cash equivalents at end of period	$2,652,796	$523,404

Supplemental disclosure of cash flow information
Cash paid for interest	$58,521	$41,707

Non-cash investing and financing activities
Property and equipment acquired with directly
related debt	$203,179	$1,337,158
Property and equipment traded for settlement
of note payable	$32,643	$-

The accompanying notes are an integral part of these unaudited consolidated financial statements.

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2014 and 2013

(Unaudited)

1.

NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Hamilton Investment Group, Inc. ("the Company" or "HIG") is an Oklahoma based oilfield services company. The Company operates primarily in Oklahoma and focuses on frac water management services and pit liner sales to oil and gas exploration and production ("E&P") companies. The Company manages the logistics and transportation associated with the water typically used during hydraulic fracturing and completions of horizontally drilled oil and gas wells.

Basis of Accounting

The Company prepares its financial statements using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities.  These estimates also affect disclosures of contingent assets and liabilities at the date of the financial statements and the related reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.  Management believes that its estimates are reasonable.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Allowance for Doubtful Accounts

An allowance for doubtful accounts is provided, when appropriate, based on past experience and other factors which, in management’s judgment, deserve current recognition in estimating probable bad debts.  No allowance for doubtful accounts was considered necessary as of June 30, 2014.

Concentrations of Credit Risk

The Company grants credit to customers in the oil and gas industry operating primarily in Oklahoma. Consequently, the Company’s ability to collect the amounts due from customers is affected by economic fluctuations in the oil and gas industry.

The Company maintains its cash in demand deposits at banks selected by management based upon their assessment of the financial stability of the institutions.  Balances periodically exceed the federal depository insurance limit; however, the Company has not experienced any losses on deposits. The failure of an underlying institution could result in financial loss to the Company.

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2014 and 2013

(Unaudited)

1.

NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, continued

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.  Depreciation of property and equipment is calculated using the straight-line method for financial reporting purposes based on the estimated useful lives of such assets as follows:

Estimated
Category	Useful Lives

Machinery and equipment	3 years
Furniture and fixtures	3 years

Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  The cost and related accumulated depreciation of assets retired or otherwise disposed of are removed from the accounts, and any resulting gain or loss is recognized in operations for the period.

Fair Value of Financial Instruments

Fair value estimates of financial instruments are based on relevant market information and may be subjective in nature and involve uncertainties and matters of significant judgment.  The Company believes that the carrying value of its assets and liabilities approximate the fair value of such items.  The Company does not hold or issue financial instruments for trading purposes.

The Company includes fair value information in the notes to financial statements when the fair value of its financial instruments is different from the book value.  When the book value approximates fair value, no additional disclosure is made.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future undiscounted cash flows expected to be generated by the assets.  If the assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount exceeds the fair value of the assets.  No long-lived assets were considered impaired for the period ended June 30, 2014.

Income Taxes

The Company has elected to be treated as a Subchapter S Corporation for federal income tax purposes. No provision is made for federal income taxes since income is passed through to the stockholders of the Company and reported on their individual income tax returns.

The Company files income tax returns in the United States and in one state jurisdiction.  With few exceptions, the Company is no longer subject to United States federal income tax examinations for years before 2008, and is no longer subject to state and local income tax examinations for years before 2007.

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2014 and 2013

(Unaudited)

1.

NATURE OF OERPATIONS AND SIGNIFICANT ACCOUNTING POLICIES, continued

Cost of Sales

The Company classifies direct material costs, direct labor costs, freight, and other direct costs, such as depreciation on equipment and production facilities, repairs, maintenance, fuel for trucks, and equipment rental, as cost of sales. Selling, general and administrative costs are classified as operating expenses in the Company’s statements of operations and retained earnings.

Revenue Recognition

Revenues from services provided are recognized when all of the following criteria have been met: (1) evidence of an arrangement exists, (2) the service has been provided to the customer, (3) the price is fixed or determinable and (4) collectability is reasonably assured.

Recently Issued Accounting Standards

In preparing the financial statements, management considered all new pronouncements through the date of the report. Management does not believe that new guidance issued during the period ended June 30, 2014 will have a material impact on the Company's presentation and disclosure.

2.

PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2014 and December 31, 2013 consist of the following:

	June 30,	December 31,
	2014	2013
Land	$361,708	$361,708
Furniture and fixtures	37,767	37,767
Transportation equipment	1,720,653	1,561,899
Rental equipment	7,592,846	6,099,919

	9,712,974	8,061,293
Less accumulated depreciation	(4,765,905)	(4,050,423)

	$4,947,069	$4,010,870

 Depreciation expense for the six months ended June 30, 2014 and 2013 was $735,792 and $422,845,

 respectively.

3.

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities at June 30, 2014 and December 31, 2013 consist of the following:

	2014	2013
Accounts payable – trade	$298,404	$316,985
Sales tax payable	127,972	82,111
Other accrued liabilities	641,686	136,180

	$1,068,062	$535,276

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2014 and 2013

(Unaudited)

4.

BANK LINE OF CREDIT AND LONG-TERM DEBT

At June 30, 2014, the Company has a $750,000 line of credit with a bank bearing interest at a variable annual rate of LIBOR plus 3.472% per year. This line of credit is due in monthly payments of interest only based on the outstanding balance and matures on  May 24, 2015. This line of credit is collateralized by accounts receivable and the guarantees of the stockholders. The outstanding balance under this line of credit is $746,196 at June 30, 2014.

Long-term debt, at June 30, 2014 and December 31, 2013, consists of the following:

	June 30,	December 31,
	2014	2013

Note Payable to a bank, bearing interest of 4.40% per year and due in monthly installments of $15,899, including interest, through March 2020. This note is collateralized by a drilling rig, certain related equipment necessary to transport and operate the drilling rig and the guarantees of the stockholders .	$953,062	$1,038,501

Note Payable to a bank, bearing interest of 4.25% per year and due in monthly installments of $4,645, including interest, through March 2020. This note is collateralized by certain equipment and the guarantees of the stockholders	227,542	250,000

Notes Payable to various banks and credit companies in connection with vehicle and equipment purchases. At June 30, 2013, these notes require monthly principal payments of approximately $32,000 and bear interest at rates ranging 3.79% to 7.79% per year. The notes mature at various times through 2018, and are secured by the related equipment.	1,247,874	1,156,792

	2,428,478	2,445,293

Less current maturities:	(2,428,478)	(573,965)

Long term debt, net of current maturities	$-	$1,871,328

At June 30, 2013 all notes payable and long-term debt are classified as current due to the Company's agreement to payoff all outstanding debt upon the closing of the Acquisition. (See note 6).

HAMILTON INVESTMENT GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2014 and 2013

(Unaudited)

 5.             MEMBERS EQUITY

During the six months ended June 30, 2014, the Company made distributions to shareholders totaling $15,583. These distributions were payments made to the stockholders for expense, unrelated to the business, made on their behalf.

6.

SUBSEQUENT EVENTS

On July 28, 2014, the Company distributed the property located at 201 N. Buffalo Avenue, Guthrie OK 73044 to S&M Assets, LLC, an entity controlled by William Hamilton.

In July and August 2014, the Company repaid $1,113,400 in outstanding equipment and truck notes.

On August, 11, 2014, the Company transferred 12 ½ miles of 10” and 12” layflat and aluminum hose valued at $1,516,000 to S&M Assets, LLC, an entity controlled by William Hamilton.

On August 12, 2014, the Company paid $2,137,908 to Chase Bank as payment in full of amounts due under its outstanding line of credit and under certain outstanding equipment notes.

On August 12, 2014, all of the common stock of the Company was sold (the “Acquisition”) to HII Technologies  (“HIIT”) pursuant to the terms of a Stock Purchase Agreement dated August 11, 2014 by and among HIIT, the Company and the stockholders of the Company (the “Stock Purchase Agreement”). The sales price consisted of: (a) Cash in the amount of $9,000,000 plus excess working capital of $3,314,260 to be paid as described below; and (b) 3,523,554 shares (the “Shares”) of the HIIT’s common stock ($2,300,000 value based on the trailing 20-day average of the registrant’s common stock).   The Stock Purchase Agreement includes a working capital adjustment provision whereby the former stockholders of the Company are entitled to additional cash equal to the amount of our working capital in excess of $2,200,000 (“Working Capital Target”) at closing; provided, however, that in the event that our working capital was less than the Working Capital Target at closing, then the amount of such deficit will be offset against the Shares issued by HIIT at closing. The former stockholders of the Company are entitled to receive additional proceeds of $3,314,260 under this working capital provision.   The Stock Purchase Agreement contains 2-year non-compete/non-solicitation provisions for William M. Hamilton and Sharon K. Hamilton, the Company's former stockholders.

Subsequent events have been evaluated through October 3, 2014, which is the date the financial statements are were issued.